| FCPT | AUGUST 20231 INVESTOR PRESENTATION | AUGUST 2023 www.fcpt .com FOUR CORNERS PROPERTY TRUST N YS E : F C P T

| FCPT | AUGUST 20232 FORWARD LOOKING STATEMENTS AND DISCLAIMERS Cautionary Note Regarding Forward-Looking Statements: This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding FCPT’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance, acquisition pipeline, expectations regarding the making of distributions and the payment of dividends, and the effect of pandemics such as COVID-19 on the business operations of FCPT and FCPT’s tenants and their continued ability to pay rent in a timely manner or at all. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of FCPT’s public disclosure obligations, FCPT expressly disclaims any obligation to publicly release any updates or revisions to any forward- looking statements to reflect any change in FCPT’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and FCPT can give no assurance that its expectations or the events described will occur as described. For a further discussion of these and other factors that could cause FCPT’s future results to differ materially from any forward-looking statements, see the risk factors described under the section entitled “Item 1A. Risk Factors” in FCPT’s annual report on Form 10-K for the year ended December 31, 2022 and other risks described in documents subsequently filed by FCPT from time to time with the Securities and Exchange Commission. Notice Regarding Non-GAAP Financial Measures: The information in this communication contains and refers to certain non-GAAP financial measures, including EBITDA, EBITDAre and adjusted EBITDAre. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the Investors section of our website at www.fcpt.com, and on page 38 of this presentation.

| FCPT | AUGUST 20233 AGENDA Company Overview and Q2 Update Page 3 Appendix and Selected Supplemental Slides Page 28 High Quality Portfolio Page 11 Conservative Financial Position Page 25

| FCPT | AUGUST 20234 TOP TEN POINTS ABOUT FCPT 4 | FCPT | OCTOBER 2019 High-Quality Portfolio1 1. Strong Portfolio: 4.8x tenant EBITDAR coverage2 with nationally established brands and a focus on low rents. Recently constructed, e-commerce resistant portfolio 2. Minimal Number of Near-Term Expirations: Less than 7.5% of rental income matures prior to 2027, 99.9% occupied as of June 30, 2023, 8.1 years average lease term remaining Analytical, Disciplined Investment Philosophy 3. Data-Driven: Use of consistent scorecard to objectively rate every property 4. Acquisition Transparency: Investment committee memo distributed to the Board and separate public announcement for every acquisition 5. Growing, Highly Capable Team: FCPT has closed on $301 million of acquisitions year-to-date through July 2023 Accretive Diversification 6. Brand Diversification: Expanded from Single Tenant to 143 Brands 7. Established New Verticals in Addition to Restaurants: Resilient, essential retail categories of medical retail and auto service 8. Disciplined Pricing Approach: Emphasis on strong credit parameters and high- quality real estate with a focus on investment spread Investment Grade Balance Sheet 9. Conservative Leverage: 5.5x leverage in Q2; committed to maintaining 5.5x–6.0x leverage 10. Well laddered, Predominately Fixed Debt Structure: 91% fixed rate debt, 4.7 years average debt maturity, 4.8x fixed charge coverage, 100% Unsecured Balance Sheet ____________________ Figures as of 6/30/2023, unless otherwise noted 1. Weighted averages based on contractual Annual Cash Base Rent as defined in glossary, except for occupancy which is based on portfolio square footage. See glossary for definitions 2. See glossary on page 38 for tenant EBITDAR and tenant EBITDAR coverage definitions: results based on tenant reporting representing 68% of portfolio annual cash base rent

| FCPT | AUGUST 20235 2023 YEAR-TO-DATE ACQUIS IT ION SUMMARY  FCPT closed $301 million of investments year-to-date through July 31. The subsector split by acquisition volume was 40% restaurant, 36% medical retail, 21% auto service, and 2% other  FCPT has increased its focus on medical retail and, as such, have included several slides detailing the industry and opportunity in the High Quality Portfolio section  The largest transaction announced year-to- date is the $85.0 million acquisition of 14 Darden restaurant properties (13 Cheddar’s and 1 Olive Garden) which was announced in May. The leases include a corporate guarantee and 13-year average term2 ____________________ 1. Acquisitions through July 31, 2023 2. As of July 31, 2023, 13 of the 14 properties have been acquired for $80 million. The final property may be acquired later this year pending further due diligence 2023 Acquisitions by Subsector ($ millions)1 2023 Closed YTD Volume % Total Cap Rate Quick Service $16.3 5% 6.5% Casual Dining $103.8 35% 6.4% Restaurant $120.1 40% 6.4% Medical Retail $109.5 36% 6.8% Auto Service $64.0 21% 6.9% Other $7.0 2% 6.8% Non-Restaurant $180.5 60% 6.9% Total $300.6 100% 6.7%

| FCPT | AUGUST 20236 ACQUIS IT IONS BY YEAR Figures as of 7/31/2023 Note: Figures exclude capitalized transaction costs. Initial cash yield calculation excludes $2.1 million, and $2.4 million of real estate purchases in our Kerrow operating business for 2019 and 2020, respectively. 2022 initial cash yield reflects near term rent increases and rent credits given at closing; the initial cash yield with rents in place as of closing is 6.4% 1,098 1,023 919 799 699 610 515475 418 2023 YTD +$301 6.7% 2022 +$286 6.5% 2021 +$257 6.5% 2020 +$223 6.5% 2019 +$199 6.5% 2018 +$263 6.5% 2017 +$99 6.8% 2016 +$94 6.6% 2015 Spin - Year Volume ($ millions) Cap Rate FCPT has been built with a deliberate focus on consistency and efficient execution; Through 7 months 2023 acquisitions have already exceeded all prior years’ volume Property Count +75

| FCPT | AUGUST 20237  FCPT entered into an agreement to issue $100 million of senior unsecured notes on June 5, 2023. The 10-year Notes are priced at a fixed interest rate of 6.44% and a 5.39% yield to maturity including a $8.1 million interest-rate hedge gain. The Notes mature in July 2033  The Notes funded on July 12th and will be used for general corporate purposes including the funding of acquisitions  FCPT has a well-laddered debt maturity schedule with less than 15% due in any year and the first maturity of $50 million due in June 2024 PRIVATE NOTE OFFERING $50 $75 $50 $150 $100 $90 $90 $15 $235 $0 $50 $150 $165 $140 $100 $75 $100 $75 $100 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 Undrawn Revolver Capacity Drawn Revolver Term Loans Private Notes New Private Notes Proforma Debt Maturity Schedule ($ millions)

| FCPT | AUGUST 20238 SELECT TRANSACTION OVERVIEW: DARDEN PORTFOLIO Transaction Overview: • Properties: 13 Cheddar’s, 1 Olive Garden (all corporate-operated by Darden) • Corporate Operator / Guarantor: Darden Restaurants (rated Baa2/BBB/BBB by Moody’s/S&P/Fitch) • Initial Rent: ~$5.4 million • Rent Increases: 1.5% increase every year • Long Term Leases: 13-year weighted average initial term • Diverse Geography: Tennessee, Indiana, Kentucky and Ohio • High Traffic Counts and Attractive Demographics • Triple Net Leases On May 24, 2023, FCPT announced the signing of a definitive agreement to acquire up to 14 Darden restaurant properties (13 Cheddar’s Scratch Kitchen properties and 1 Olive Garden property) for a purchase price of $85.0 million on initial cash rent of approximately $5.35 million. 13 of the 14 properties closed on July 6th, and FCPT may acquire one additional property subject to due diligence and customary closing conditions

| FCPT | AUGUST 20239 C OM P AN Y M OM E N T U M S I N C E I N C E P T I ON Team Members 4 +34 38 Annual Base Rent1 $94.4 million +$113.2 million / +120% $207.6 million Properties 418 +659 / +158% 1,077 Brands 5 +138 143 % Darden2 100% -49% 51% Weighted Average Lease Term 15 years - 6.9 years 8.1 years Equity Market Cap $848 million +$1.5 billion $2.3 billion3 Enterprise Value $1.3 billion +$2.0 billion $3.3 billion3 Financial Leverage 4.6x +0.9x 5.5x3 Rating Unrated BBB (Fitch) / Baa3 (Moody’s) As of 6/30/2023November 2015 ____________________ 1. Annual Cash Base Rent (ABR) as defined on page 38 2. Based on Annual Base Rent 3. See page 27 for calculation Restaurant Non-Restaurant Representative Brands

| FCPT | AUGUST 202310 STRONG RECENT RESTAURANT RESULTS  Baird’s weekly restaurant survey shows both quick service and casual dining restaurants continue to preform near or above prior year levels. Specifically, our three largest brands are continuing to leverage rising sales volumes and benefit from moderating labor and commodity costs  Same store sales for Olive Garden and LongHorn Steakhouse, our two large Darden-owned brands, increased 4% and 7%, respectively, for their most recent quarter. Brinker, the parent company of Chili’s, experienced same-store sales growth of 10% in its most recent quarter +5% -3% +7% -15% -10% -5% 0% 5% 10% 15% Q2 2022 10/9/2022 11/13/2022 12/18/2022 1/22/2023 2/26/2023 4/2/2023 5/7/2023 6/11/2023 7/16/2023 Overall Casual Dining Quick Service Baird Restaurants Surveys: Weekly Same-Store Sales vs. Year Prior ____________________ Source: Data per The Baird Restaurant Surveys (produced by R.W. Baird & Co. Equity Research) reported 7/24/2023; Darden and Brinker same store sales data per latest public filings Note: Results shown may not be indicative of the ability or willingness of our tenants to pay rent on a timely basis or at all

| FCPT | AUGUST 202311 AGENDA Company Overview and Q2 Update Page 3 Appendix and Selected Supplemental Slides Page 28 High Quality Portfolio Page 11 Conservative Financial Position Page 25

| FCPT | AUGUST 202312 FCPT’S STRONG PORTFOLIO PERFORMANCE 99.5% 98.8% 99.6% 99.6% 99.7% 99.8% 99.8% 99.8% 99.7% 99.9% 99.8% 99.7% 99.9% 99.7% Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 99.6% 99.6% 99.6% 99.6% 99.7% 99.7% 99.8% 99.9% 99.9% 99.9% 99.9% 99.9% 99.9% 99.9% Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 ____________________ 1. FCPT reported 92% collected rent in Q2 2020, with 4% abated in return for lease modifications and 3% deferred. FCPT collected the 3% deferred rent in Q4 2020. The 98.8% number above included deferred rent that was paid and the abated rent for which FCPT received beneficial lease modifications 2. Occupancy based on portfolio square footage Occupancy2 Rent Collections 1 FCPT has one of the highest-quality portfolios in the net lease sector and has established a strong track record over the years

SUN BELT FOCUSED PORTFOLIO



Olive Garden
chili's
Firestone

Lower taxes, the pandemic, and a shift toward work-from-home has accelerated a shift toward low-cost of living and high-quality of life states, especially in the warm weather climates of the Sun Belt



46%
WA
OR
CA
NV
ID
MT
WY
UT
CO
AZ
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
MD
DE
NJ
VT
NH
MA
CT
RI
ME
Annualized Base Rent[1] (%)
≥10.0%
5.0%–10.0%
3.0%–5.0%
2.0%–3.0%
1.0 %–2.0%
<1.0%
No Properties

- FCPT's portfolio is primarily suburban and located in fast-growing regions of the Sun Belt, which makes up approximately 46%[2] of the portfolio by ABR
- **Texas and Florida, our largest two states by Annual Base Rent, were the two highest in-migration states in 2022[3]**

Figures as of 6/30/2023

1. *Annual Cash Base Rent (ABR) as defined on page 38*
2. *Sun Belt States include AZ, NM, OK,TX, MS, AL, GA, SC, NC, TN, AR, LA, FL, southern CA, and southern NV*
3. *Source: U-Haul growth index 2022*

13 | FCPT | AUGUST 2023

FCPT

LOW RENT / HIGH COVERAGE PORTFOLIO



Olive Garden
chili's
Firestone

- FCPT's portfolio is characterized by low rents and high EBITDAR to rent coverage of 4.8x[1]
- 49% of the portfolio is the original Darden spin properties where rents were purposely set low as evidenced by strong total Darden EBITDAR to rent coverage of 5.5x. Current rent-to-sales, a metric that is commonly used to gauge the health of a restaurant's operation and the level of rent those operations can support, is approximately 4% for the Darden portfolio. It is common to see restaurants with 8% to 10% rent-to-sales figures
- FCPT has also acquired properties with ground leases equal to 11% of the portfolio. These leases are characterized by low rents tied to the land value since the tenant constructed and owns the building. The building ownership typically reverts to FCPT at the end of the lease
- Because of its relatively recent inception, FCPT does not have "legacy assets" that have been impacted by modern retail trends such as Amazon and the adoption of smart phones

Tenant Rental Coverage[1]:



5.5x
2.7x
4.8x
Total Darden
Other Restaurants
Total

FCPT Portfolio[2]:



Darden Spin Portfolio:
49%
410 leases
Building and
Ground Lease:
40%
515 leases
Ground
Lease:
11%
172 leases

FCPT's fortress portfolio benefits from 1) strong rent coverage for the spin properties, 2) conservative acquisition underwriting, and 3) specialized strategy for low rent properties, including ground leases

1. *See glossary on page 38 for tenant EBITDAR and tenant EBITDAR coverage definitions: results based on tenant reporting representing 68% of portfolio annual cash base rent. Reporting for non-restaurant sector not reported separately as most non-restaurant tenants do not report financial data. We have estimated Darden current EBITDAR coverage using sales results and brand average margins for the reported FCPT portfolio for the year ending May 2023*
2. *Represents current Annual Cash Base Rent (ABR) as of 6/30/2023 as defined on page 38*

14 | FCPT | AUGUST 2023

FCPT

| FCPT | AUGUST 202315 F C P T E V O L U T I ON S I N C E S P I N - O FF : S I G N I F I C A N T P R O G R E S S O N T E N A N T D I V E R S I F I C A TI ON ___________________ 1. Represents current Annual Cash Base Rent (ABR) as of 6/30/2023, as defined on page 38 2. Other Darden represents Bahama Breeze, Cheddar’s, Seasons 52, and Eddie V’s branded restaurants 74% 20% 6% Initial Portfolio at Spin: 418 Leases / 5 Brands Annual Base Rent of $94.4 million 100% Darden Exposure 104 leases 300 leases 14 leases FCPT Portfolio Today: 1,097 Leases / 143 Brands Annual Base Rent of $207.6 million1 51% Darden Exposure +120% in ABR 38% 313 leases 11% 115 leases 2% 14 leases 8% 83 leases Other Restaurants 22% 315 leases 57 brands Auto Service 9% / 133 Leases / 29 Brands Medical Retail 7% / 74 Leases / 27 Brands Other Retail 3% / 50 Leases / 23 Brands Other Darden2 Other Darden Brand Exposure by Annualized Base Rent (ABR)

| FCPT | AUGUST 202316  Auto service is both e-commerce and recession resistant and tends to operate in high-traffic corridors with good visibility, boosting the intrinsic real estate value and reuse potential  Auto service tenants have high likelihood of lease extensions due to typical municipal zoning restrictions limiting relocation options Representative Acquired Brands  Current Portfolio of 133 leases (9% of annual base rent) in auto service sector1  FCPT is targeting auto service centers (including collision and tire), auto part retailers, car washes and gas stations with large format convenience stores  FCPT’s focus is on sectors and properties that will remain relevant over the longer-term with higher electric vehicle utilization AUTO SERVICE NET LEASE FCPT’S INVESTMENT STRATEGY ___________________ 1. As of June 30, 2023

| FCPT | AUGUST 202317 Representative Acquired Brands  FCPT’s medical retail portfolio includes 74 leases (7% of ABR)1  FCPT’s largest medical retail exposures are urgent care, dental, primary care clinics, veterinary care, and outpatient / ambulatory surgery centers  Medical retail is e-commerce and recession resistant given service-based nature, large customer base and favorable demographic tailwinds  Operator consolidation and organic growth within medical retail is improving tenant credit and scale  Medical retail is emerging as an attractive property type with services moving from hospital locations to lower-cost, retail specialty care centers  Site selection and real estate underwriting are similar to that of branded restaurants with a focus on access and visibility ___________________ 1. Annualized Base Rent as of June 30, 2023 MEDICAL RETAIL NET LEASE FCPT’S INVESTMENT STRATEGY

| FCPT | AUGUST 202318 MEDICAL RETAIL NET LEASE: OUTPATIENT TRENDS  Over the past two decades, the availability and access to outpatient treatment has risen dramatically and resulted in more frequent visits across the population. Simultaneously, hospital admissions have declined as the healthcare system migrates away from higher cost care  An increasing menu of health services are delivered outside of the hospital setting as consumers and providers focus on convenience, quality of life, and cost efficiency. The physical real estate is still catching up with this demand trend Sources: Kaiser Family Foundation, Advisory Board per Jones Lang LaSalle (JLL) Outpatient Visits Inpatient Admissions U.S. Outpatient vs. Hospital (Inpatient) Admissions

| FCPT | AUGUST 202319 MEDICAL RETAIL NET LEASE: FCPT TARGETS W ITHIN HEALTHCARE The delivery of healthcare services occurs across a spectrum of real estate and operator cost structures  FCPT’s target operators provide services that require in-person consumer interaction, while having lighter asset needs and smaller physical building sizes  FCPT’s medical properties are exclusively on the lower end of the operator cost spectrum (pre-acute care)  FCPT does not own and is not currently pursuing skilled nursing, hospitals or rehabilitation facilities  Pharmacy is established within net lease, but legacy lease structures and the potential for store closures / shrinking store footprints will limit this as a major category for FCPT  The buildings in our focus area are similar to FCPT’s legacy portfolio – low basis, fungible, and proximate to other retailers Community-based care Post-acute care Urgent care / Dental / Veterinary Dialysis / Specialty outpatient / Ambulatory surgery Primary care clinic Diagnostic / Imaging clinic Acute care Freestanding emergency care Pharmacy Virtual Hospital Inpatient rehab Skilled nursing facility Outpatient rehab Home care FCPT Focus

MEDICAL RETAIL NET LEASE:
FCPT'S INVESTMENT HISTORY


Olive Garden
chili's

- Since 2021, FCPT has invested $224 million into medical retail across 80 leases
- Year-to-date in 2023, FCPT has already meaningfully outpaced medical retail investments in prior years
- Within the FCPT Focus categories, the most established sectors for our investment have been urgent care, dental and veterinary
- Primary care has been an increased area of focus in 2023 and we expect ambulatory / outpatient surgery centers could be more relevant in future years

FCPT Focus


Dialysis / Specialty outpatient / Ambulatory surgery
Freestanding emergency care
Urgent care / Dental / Veterinary
Diagnostic / Imaging clinic
Pharmacy
Primary care clinic
18%
1%
52%
6%
20%
% of FCPT cumulative investment[1]

1. Does not depict "Other" category (3% of cumulative investment)

FCPT Medical Retail Investments to Date (2021 - Present)

	Investment ($ in million)					
Sector	2021	2022	2023 YTD	**Total Investment**	Total Leases	**% Total Medical Retail**
Urgent Care	$11	$20	$24	**$55**	22	**24%**
Primary Care	$2	$2	$36	**$40**	11	**18%**
Veterinary	$9	$17	$11	**$37**	13	**17%**
Dialysis	$10	$18	$3	**$30**	13	**14%**
Dental	$8	$7	$9	**$25**	11	**11%**
Specialty Outpatient / Ambulatory Surgery	$1	$0	$14	**$15**	3	**7%**
Emergency Room	$0	$0	$13	**$13**	2	**6%**
Other	$3	$5	$0	**$7**	4	**3%**
Diagnostic / Imaging	$2	$0	$0	**$2**	1	**1%**
Total	**$46**	**$69**	**$109**	**$224**	**80**	**100%**

20 | FCPT | AUGUST 2023

FCPT

MEDICAL RETAIL CASE STUDY:
9501 S. WESTERN AVE, CHICAGO, IL


Olive Garden
chili's
Walgreens
Firestone


Krispy Kreme
MENARDS
Michaels
meijer
Sam's Club
Walmart
CHIPOTLE MEXICAN GRILL
BURGER KING
ALDI
WHOLE FOODS MARKET
Raising Cane's
petco
McDonald's
wellnow URGENT CARE
ADDUS HOMECARE
AT&T
Aspen Dental
Banfield PET HOSPITAL

Chicago Medical Center

- Situated in a dense retail corridor in west Chicago
- Strong demographics / traffic
- National anchor tenants adjacent to target property
- Fungible boxes with reuse potential outside of medical

Demographics

- Population (3-mi): 225,131
- Median Household Income (3-mi): $60,034
- Traffic (daily vehicles):
  35,350 VPD (W 95th Street)
  29,700 VPD (S Western Ave)

FCPT-owned 5 tenant retail center:
WellNow Urgent Care, Addus Homecare, Aspen Dental, Banfield Pet Hospital, AT&T

Note: Demographic figures from LandVision

21 | FCPT | AUGUST 2023

FCPT

| FCPT | AUGUST 202322 MEDICAL RETAIL CASE STUDY: 9501 S . WESTERN AVE, CHICAGO, IL

MEDICAL RETAIL CASE STUDY:
620 W NORTH AVE, MELROSE PARK, IL



Olive Garden
chili's
Walgreens
Firestone



Albertsons
ALDI
Olive Garden
Wendy's
LOYOLA MEDICINE
Triton College
COSTCO WHOLESALE
Chick-fil-A
IHOP
Marshalls
ROSS
TARGET
wellNow
Aspen Dental
CHIPOTLE
PANDA EXPRESS
Cane's
CVS pharmacy
DOMINICAN UNIVERSITY

Melrose Park Multi-Tenant

- Adjacent to Gottlieb Memorial Hospital, two colleges, and several nationally recognized anchor tenants
- Heavy traffic and dense demographics
- Re-tenantable box and desirable retail corridor

Demographics

- Population (3-mi): 205,824
- Median Household Income (3-mi): $81,186
- Traffic (daily vehicles):
  49,200 VPD (W North Ave)
  9,950 VPD (N 5th Ave)

FCPT-owned WellNow Urgent Care, Aspen Dental, and Starbucks on "restaurant row"

Note: Demographic figures from LandVision

23 | FCPT | AUGUST 2023

FCPT

| FCPT | AUGUST 202324 MEDICAL RETAIL CASE STUDY: 620 W NORTH AVE, MELROSE PARK, IL

| FCPT | AUGUST 202325 AGENDA Company Overview and Q2 Update Page 3 Appendix and Selected Supplemental Slides Page 28 High Quality Portfolio Page 11 Conservative Financial Position Page 25

| FCPT | AUGUST 202326 CONSERVATIVE F INANCIAL POLICIES As FCPT continues to grow and diversify, the Company is committed to maintaining a conservative balance sheet with financial flexibility Leverage  Continue to maintain conservative leverage and coverage metrics  Net debt to adjusted EBITDAre ratio is 5.5x1; long-term objective is to maintain ratio between 5.5-6.0x  Fixed charge coverage of 4.8x  Focus on a predominantly unsecured capital structure, maintaining a large unencumbered assets base  Asset base is 100% unencumbered  Minimize floating rate exposure  As of 6/30/2023, FCPT has fixed the interest rate on approximately 91% of its long-term debt  Maintain a staggered debt maturity schedule with no near-term debt maturities Liquidity  Strong liquidity profile ($250 million revolver with $235 million available capacity as of 6/30/2023)  Maintain access to multiple equity and debt capital sources  Conservative dividend payout ratio of approximately 80% of AFFO Conservative Financial Policies are Sacrosanct  Conservative leverage and high coverage significantly mitigate tenant concentration  We access the equity markets to support growth but have been capitalized to succeed even if equity capital is not available (reasonable leverage, no earning or acquisition guidance, low G&A overhead, strong currency in dispositions of existing assets) _ Note: All figures as of 6/30/2023 unless otherwise noted 1. Net debt to adjusted EBITDAre leverage as of 6/30/2023, see page 39 for reconciliation of net income to adjusted EBITDAre and page 38 for non-GAAP definitions. Net debt is calculated as total debt less cash and cash equivalents

| FCPT | AUGUST 202327 ___________________ Figures represent FCPT financials as of and for three months ended 6/30/2023 1. Represents Q2 2023 annualized results. See page 39 for reconciliation of net income to adjusted EBITDAre and page 38 for non-GAAP definitions 2. Figure represents Annual Cash Base Rent (ABR) as of 6/30/2023 3. Based on quarterly cash dividend of $0.34 per share declared on 6/14/2023 annualized. The declaration of future dividends will be at the discretion of FCPT’s Board of Directors 4. Dividend yield calculated based on the price per share as of 6/30/2023 and declared dividend per share for the most recent quarter, annualized 5. Net debt is calculated as total debt less cash and cash equivalents SUMMARY CAPITALIZATION AND F INANCIALS Current Trading Metrics Annual base rent2 ($ million) $207.6 Implied Cap Rate 6.2% Annualized Dividend per share3 $1.36 Dividend Yield3,4 5.4% Capitalization ($ million, except per share) 6/30/2023 Share price (6/30/2023) $25.40 Shares and OP units outstanding (millions) 90.7 Equity value $2,303 Debt: Bank term debt $430 Revolving credit facility $15 Unsecured private notes $575 Total market capitalization $3,323 Less: Cash and cash equivalents ($11) Implied enterprise Value $3,312 Credit Metrics Current Net debt5 to enterprise value 30.5% Net debt5 to adjusted EBITDAre1 5.5x

| FCPT | AUGUST 202328 AGENDA Company Overview and Q2 Update Page 3 Appendix and Selected Supplemental Slides Page 28 High Quality Portfolio Page 11 Conservative Financial Position Page 25

MAINTAINING ACQUISITION PHILOSOPHY AND CRITERIA


Olive Garden
chili's

Acquisition Philosophy

- Acquire strong restaurants and retail brands that are well located with creditworthy lease guarantors
- Purchase assets only when accretive to cost of capital with a focus on low basis
- Focused on adding concepts that are category-leaders in resilient industries—only leading brands and no theaters, fitness, or entertainment in FCPT's portfolio or pipeline

Underwriting Criteria

- Acquisition criteria is approximately split 50% / 50% between **credit** and **real estate** metrics based on FCPT's proprietary scorecard
- The "score" allows FCPT to have an objective underwriting model and comparison tool for asset management as well

Credit Criteria (~50%):
- *Guarantor credit and fitness*
- *Brand durability*
- *Store performance*
- *Lease term*
- *Lease structure*

Real Estate Criteria (~50%):
- *Location*
- *Retail corridor strength and demographics*
- *Access/visibility*
- *Absolute and market rent*
- *Pad site and building reusability*



29 | FCPT | AUGUST 2023

FCPT

| FCPT | AUGUST 202330 INVESTMENT OPPORTUNITY SOURCING FCPT is principally building its acquisition pipeline through five channels: 1) Large Sale-Leaseback Transactions: These transactions can be large in scale, and typically have a competitive bidding process amongst institutional investors. Given other forms of capital have become more expensive with the increase in interest rates, sale-leaseback transactions have become more attractive for operators 2) Developers/Newly Constructed Properties: The investment team has been meeting with developers to buy newly constructed properties. With the decline in credit market participants reducing access to capital, FCPT becomes a more attractive partner to fund newly constructed properties 3) Fully Marketed Broker Sourcing: The investment team is in close contact with net lease brokers across the country and reviews marketed properties on a daily basis. Although there is strong competition in this market, FCPT is able to secure deals due to its strong reputation for timely execution 4) Repeat Tenant Transaction: FCPT’s tenant base includes many strong franchisee and corporate operators. FCPT has endeavored to build strong relationships with its tenants, and, as a result, receives opportunities for off-market and repeat sale-leaseback transactions for many of these restaurant operators 5) Mall and Shopping Center Outparcels: FCPT has announced several portfolio transactions with mall and shopping center REITs and continues to work on replicating this strategy. The added complexity and delayed closing timeframe for these deals gives FCPT an advantage over non-institutional investors

| FCPT | AUGUST 202331 RISING INFLATION HAS BOTH POSITIVE AND NEGATIVE EFFECTS IN NET LEASE The effects of inflation and rising interest rates shown above are valuation agnostic (i.e., ignores potential equity valuation changes) Interest Rates / Inflation Renewal Probability: Relocation costs for tenants increase translating to higher renewal probability on existing portfolio Portfolio Rent Escalator (1.4%)1 Positive Effects Negative Effects Investment Yield: New acquisitions benefit from higher capitalization rates Tenant Credit: Sales increase faster than fixed rent escalation, leading to better rent coverage and tenant financial health Lower Defeasance: Debt defeasance costs decrease Interest Expense: New debt issuances have higher interest rate as underlying Treasury rate rises Unhedged Debt: Unhedged portion of the credit facility cost increases Overhead: Increases personnel and G&A expense as cost-of- living increases ___________________ 1. As of 6/30/2023 Property Management: Benefit to G&A as less property management issues due to higher renewal probability Investment Spreads: Decreases investment spreads as cost of debt rises while asset prices lag Dividend Yield: Lower premium in dividend yield compared to Treasury yields

| FCPT | AUGUST 202332 0.2% 2.0% 2.3% 3.0% 13.2% 12.3% 10.4% 10.1% 10.0% 7.1% 13.6% 1.4% 1.7% 2.7% 1.5% 2.0% 0.6% 1.5% 0.9% 1.8% 0.0% 1.8% 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043 2044 LEASE MATURITY SCHEDULE ___________________ Note: Excludes renewal options. All data as of 6/30/2023 1. Annual cash base rent (ABR) as defined in glossary 2. Occupancy based on portfolio square footage Lease Maturity Schedule (% Annualized Cash Base Rent1) 99.9% occupied2 as of 6/30/2023 Weighted average lease term of 8.1 years Less than 7.5% of rental income matures prior to 2027

| FCPT | AUGUST 202333 BRAND DIVERSIF ICATION ___________________ 1. Annual Cash Base Rent (ABR) as of 6/30/2023 as defined on page 38 2. Investment Grade Ratings represent the credit rating of our tenants, their subsidiaries or affiliated companies from Fitch, S&P or Moody's % Investment Grade2: 59% FCPT Portfolio Brands Rank Brand Name Number Square Feet (000s) % of ABR Rank Brand Name Number Square Feet (000s) % of ABR 1 Olive Garden 313 2,664 38.2% 16 Texas Roadhouse 12 88 0.9% 2 Longhorn Steakhouse 115 645 10.8% 17 Oak Street Health 6 55 0.8% 3 Chili's 83 455 8.1% 18 NAPA Auto Parts 17 120 0.8% 4 Buffalo Wild Wings 28 171 2.6% 19 Fresenius 10 80 0.8% 5 Red Lobster 21 156 2.2% 20 Starbucks 14 32 0.7% 6 Caliber Collision 28 390 1.6% 21 Verizon 12 34 0.6% 7 Bahama Breeze 10 92 1.6% 22 Tires Plus 11 70 0.6% 8 KFC 33 95 1.6% 23 National Tire & Battery 10 69 0.6% 9 Burger King 21 68 1.4% 24 Taco Bell 12 30 0.5% 10 BJ's Restaurant 12 98 1.4% 25 Chick-Fil-A 8 39 0.5% 11 WellNow Urgent Care 17 67 1.3% 26 - 143 Other 250 1478 17.8% 12 Take 5 Car Wash 9 35 1.3% Total Lease Portfolio 1,097 7,255 100% 13 Bob Evans 15 83 1.3% 14 Outback Steakhouse 13 88 1.0% 15 Arby's 17 53 0.9%

Olive Garden
chili's

ACQUISITION GROWTH

Annual Cash Base Rent ($ million)[1]

+11% CAGR



94
94
94
96
101
102
105
105
108
109
110
121
126
127
130
131
139
142
144
148
156
158
162
169
175
178
181
185
195
196
208
4Q15
4Q16
4Q17
4Q18
4Q19
4Q20
4Q21
4Q22

Number of Properties

+13% CAGR



418
418
418
434
475
484
506
508
515
527
535
591
610
621
642
650
699
722
733
751
799
810
833
886
919
937
960
998
1,023
1,030
1,077
4Q15
4Q16
4Q17
4Q18
4Q19
4Q20
4Q21
4Q22

1. *As defined on page 38*

34 | FCPT | AUGUST 2023

FCPT

Q2 2023 ACQUISITIONS SUMMARY


Olive Garden

chili's



2023 Acquisitions Summary

Tenant	Location	# of Properties	Operator / Guarantor	Purchase Price ($ millions)	Initial Cash Yield[1]	Initial Term (years)[2]	Close Date
Q1 2023 Total		**10**		**$19.9**	**6.9%**	**7**	
Q2 2023 Acquisitions Detail:							
VCA	VA	1	Corporate	$1.2	7.6%	3	4/6/2023
Midwest Orthopedic	WI	1	Corporate	$4.3	8.1%	4	4/10/2023
Cooper's Hawk	IL	1	Corporate	$7.8	--	--	4/11/2023
WellNow Urgent Care	IN	1	Corporate	$2.4	--	--	4/19/2023
HCA Emergency	TX	1	Corporate	$4.6	6.8%	9	4/20/2023
VillageMD	IL	1	Corporate	$2.6	6.8%	5	4/21/2023
Arby's	KY	1	Corporate	$1.2	6.7%	5	4/26/2023
NAPA Auto Parts	NE	1	Corporate	$1.3	7.0%	2	4/28/2023
Brookshire Brothers	TX	1	Corporate	$3.0	6.8%	4	5/5/2023
Chili's	VA	1	Corporate	$3.3	6.7%	3	5/12/2023
NVA	AK	1	Corporate	$0.6	--	--	5/15/2023
Fastpace Health	IN, LA	2	Corporate	$4.9	--	--	5/17/2023
Heartland Dental	MO	1	Corporate	$2.6	6.8%	5	5/18/2023
McAlister's Deli	SC	1	Franchisee	$2.8	6.5%	10	5/19/2023
Outback / Hook & Reel	OH	1	Corporate / Fran	$5.2	--	--	5/31/2023
NVA	WA	1	Corporate	$1.4	--	--	5/31/2023
W.W. Williams	OH, MI	3	Corporate	$10.3	7.1%	15	6/5/2023
Fresenius	GA	1	Corporate	$2.6	6.9%	3	6/6/2023
Fastpace Health	LA	1	Corporate	$2.1	--	--	6/14/2023
Oak Street Health	IL, IN	5	Corporate	$24.3	--	--	6/20/2023
Mo'Bettahs	OK, KS, MD	3	Corporate	$6.6	--	15	6/22/2023
Bojangles	NC	1	Corporate	$1.4	--	10	6/22/2023
Texas Roadhouse	WI	1	Franchisee	$3.7	--	--	6/23/2023
NVA	PA	1	Corporate	$7.8	6.5%	15	6/26/2023

1. *Initial cash yield includes any near term rent increases and rent credits given at closing. Total indicates weighted average*
2. *Total indicates weighted average*

35 | FCPT | AUGUST 2023

FCPT

| FCPT | AUGUST 202336 2023 ACQUIS IT IONS SUMMARY (CONTINUED) Tenant Location # of Properties Operator / Guarantor Purchase Price ($ millions) Initial Cash Yield1 Initial Term (years)2 Close Date Olive Garden IN 1 Corporate $3.4 6.5% 9 6/27/2023 Car Wash Portfolio FL, IN, LA, OH, OK, SC 9 Corporate $40.0 -- -- 6/29/2023 WellNow / T-Mobile NY 2 Corporate $4.0 -- -- 6/30/2023 Tire Discounters VA, NC 2 Corporate $5.3 -- -- 6/30/2023 Optima Dermatology NH 1 Corporate $9.3 7.0% 15 6/30/2023 Q2 2023 Total 48 $169.7 6.85% 13 2023 YTD Total 58 $189.6 6.85% 12 1. Initial cash yield includes any near term rent increases and rent credits given at closing. Total indicates weighted average 2. Total indicates weighted average

| FCPT | AUGUST 202337 SUSTAINABIL ITY FRAMEWORK Our commitment to sustainability and Environmental, Social and Governance (ESG) principles creates value for FCPT and our shareholders. We continuously review our internal policies to advance in the areas of environmental sustainability, social responsibility, employee well-being, and governance Social We apply values-based negative screening in our underwriting process and do not transact with any tenant, buyer, or seller or acquire any properties with negative social factors. We do not process or have access to any consumer data Governance We aim for best-in-class corporate governance structures and compensation practices that closely align the interests of our board and leadership with those of our stockholders. Four of our eight board directors are female and seven are independent, including our chairperson. Only independent directors serve on the board’s committees Our Team Our culture is inclusive and team-oriented with a high retention rate. We hire for the long-term and invest in development, with a flat organization that drives employee engagement. We are ‘A Great Place to Work’ certified company Environment We evaluate our business operations and the environmental risk aspects of our investment portfolio on an ongoing basis and strive to adhere to sustainable business practices More information can be found in the FCPT ESG Report and policies on our website at https://fcpt.com/about-us/

| FCPT | AUGUST 202338 GLOSSARY AND NON-GAAP DEFINIT IONS This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs and therefore may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to net income, and to cash flows from operating, investing or financing activities as a measure of profitability and/or liquidity, computed in accordance with GAAP. ABR refers to annual cash base rent as of 6/30/2023 and represents monthly contractual cash rent, excluding percentage rents, from leases, recognized during the final month of the reporting period, adjusted to exclude amounts received from properties sold during that period and adjusted to include a full month of contractual rent for properties acquired during that period. EBITDA represents earnings (GAAP net income) plus interest expense, income tax expense, depreciation and amortization. EBITDAre is a non-GAAP measure computed in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“NAREIT”) as EBITDA (as defined above) excluding gains (or losses) on the disposition of depreciable real estate and real estate impairment losses. Adjusted EBITDAre is computed as EBITDAre (as defined above) excluding transaction costs incurred in connection with the acquisition of real estate investments and gains or losses on the extinguishment of debt. We believe that presenting supplemental reporting measures, or non- GAAP measures, such as EBITDA, EBITDAre and Adjusted EBITDAre, is useful to investors and analysts because it provides important information concerning our on-going operating performance exclusive of certain non-cash and other costs. These non- GAAP measures have limitations as they do not include all items of income and expense that affect operations. Accordingly, they should not be considered alternatives to GAAP net income as a performance measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Our presentation of such non-GAAP measures may not be comparable to similarly titled measures employed by other REITs. Tenant EBITDAR is calculated as EBITDA plus rental expense. EBITDAR is derived from the most recent data provided by tenants that disclose this information. For Darden, EBITDAR is updated quarterly by multiplying the most recent individual property level sales information (reported by Darden twice annually to FCPT) by the average trailing twelve brand average EBITDA margin reported by Darden in its most recent comparable period, and then adding back property level rent. FCPT does not independently verify financial information provided by its tenants. Tenant EBITDAR coverage is calculated by dividing our reporting tenants’ most recently reported EBITDAR by annual in-place cash base rent. Funds From Operations (“FFO”) is a supplemental measure of our performance which should be considered along with, but not as an alternative to, net income and cash provided by operating activities as a measure of operating performance and liquidity. We calculate FFO in accordance with the standards established by NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property and undepreciated land and impairment write-downs of depreciable real estate, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. We also omit the tax impact of non- FFO producing activities from FFO determined in accordance with the NAREIT definition. Our management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We offer this measure because we recognize that FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. FFO is a non-GAAP measure and should not be considered a measure of liquidity including our ability to pay dividends or make distributions. In addition, our calculations of FFO are not necessarily comparable to FFO as calculated by other REITs that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors in our securities should not rely on these measures as a substitute for any GAAP measure, including net income. Adjusted Funds From Operations “AFFO” is a non-GAAP measure that is used as a supplemental operating measure specifically for comparing year over year ability to fund dividend distribution from operating activities. AFFO is used by us as a basis to address our ability to fund our dividend payments. We calculate adjusted funds from operations by adding to or subtracting from FFO: 1. Transaction costs incurred in connection with business combinations 2. Straight-line rent 3. Stock-based compensation expense 4. Non-cash amortization of deferred financing costs 5. Other non-cash interest expense (income) 6. Non-real estate investment depreciation 7. Merger, restructuring and other related costs 8. Impairment charges 9. Other non-cash revenue adjustments, including amortization of above and below market leases and lease incentives 10. Amortization of capitalized leasing costs 11. Debt extinguishment gains and losses 12. Non-cash expense (income) adjustments related to deferred tax benefits AFFO is not intended to represent cash flow from operations for the period, and is only intended to provide an additional measure of performance by adjusting the effect of certain items noted above included in FFO. AFFO is a widely-reported measure by other REITs; however, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs. Properties refers to properties available for lease. Non-GAAP Definitions and Cautionary Note Regarding Forward-Looking Statements:

RECONCILIATION SCHEDULES


Olive Garden
chili's
Firestone

Reconciliation of Net Income to Adjusted EBITDA*re*

(In thousands) Unaudited	Three Months Ended June 30, 2023	Three Months Ended June 30, 2022	Six Months Ended June 30, 2023	Six Months Ended June 30, 2022
Net Income	**$ 23,655**	**$ 28,170**	**$ 46,810**	**$ 50,456**
Adjustments:				
Interest expense	10,051	9,031	19,969	17,406
Income tax expense (benefit)	91	144	139	232
Depreciation and amortization	11,817	10,128	23,993	19,832
EBITDA[1]	**45,614**	**47,473**	**90,911**	**87,926**
Adjustments:				
Gain on dispositions and exchange of real estate	(173)	(5,756)	(1,735)	(5,756)
Provision for impairment of real estate	-	-	-	-
EBITDA*re*[1]	**45,441**	**41,717**	**89,176**	**82,170**
Adjustments:				
Real estate transaction costs	71	53	103	124
Gain or loss on extinguishment of debt	-	-	-	-
Adjusted EBITDA*re*[1]	**45,512**	**41,770**	**89,279**	**82,294**
Annualized Adjusted EBITDA*re*	**$ 182,048**	**$ 167,079**	**$ 178,558**	**$ 164,587**

Rental Revenue and Property Expense Detail

Rental Revenue

(In thousands)	Three Months Ended June 30, 2023	Three Months Ended June 30, 2022	Six Months Ended June 30, 2023	Six Months Ended June 30, 2022
Rental revenue	$ 50,593	$ 46,147	$ 100,267	$ 91,490
Tenant reimbursement revenue	2,250	1,757	4,773	3,317
Total Rental Revenue	**$ 52,843**	**$ 47,904**	**$ 105,040**	**$ 94,807**

Property Expenses

(In thousands)	Three Months Ended June 30, 2023	Three Months Ended June 30, 2022	Six Months Ended June 30, 2023	Six Months Ended June 30, 2022
Tenant expense reimbursed	$ 2,250	$ 1,757	$ 4,773	$ 3,317
Other non-reimbursed property expenses[2]	426	230	1,070	519
Total Property Expenses	**$ 2,676**	**$ 1,987**	**$ 5,843**	**$ 3,836**

1. *See glossary on page 38 for non-GAAP definitions*
2. *Other non-reimbursed property expenses include non-reimbursed tenant expenses, vacant property expenses, abandoned deal costs, property legal costs, and franchise taxes*

39 | FCPT | AUGUST 2023

FCPT

| FCPT | AUGUST 202340 INVESTOR PRESENTATION | AUGUST 2023 www.fcpt .com FOUR CORNERS PROPERTY TRUST N YS E : F C P T